                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         DATE OF REPORT: March 16, 2001
                        (Date of earliest event reported)

                         ------------------------------


                             DAW TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            UTAH                     0-21818                   87-0464280
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
      of incorporation)                                   Identification Number)

              2700 SOUTH 900 WEST
              SALT LAKE CITY, UTAH                                  84119
     (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (801) 977-3100


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     On March 16, 2001, the Company issued a press release announcing its financial results for the fourth quarter of 2000, which ended December 31, 2000, and for the fiscal year 2000 ended December 31, 2000. On March 20, 2001, the Company issued a press release announcing that it had signed a letter of intent to form a joint venture company in China with three Chinese entities. Attached as Exhibit 99.1 is a copy of the press release issued on March 16, 2001 regarding earnings, and attached as Exhibit 99.2 is a copy of the press release issued on March 20, 2001 regarding the signing of the letter of intent on the Chinese joint venture.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit   Description
-------   -----------

  99.1    Press Release issued by Daw Technologies, Inc. on March 16, 2001

  99.2    Press Release issued by Daw Technologies, Inc. on March 20, 2001

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23 , 2001                   DAW TECHNOLOGIES, INC.



                                        By: /s/ Randy K. Johnson
                                            -------------------------------
                                            Name:  Randy K. Johnson
                                            Title: Vice President, Secretary and
                                                   General Counsel


         EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION
      99.1          Press Release dated March 16, 2001

      99.2          Press Release dated March 20, 2001